EXHIBIT 10.13

                      IMATION 1998 SUCCESS SHARING PROGRAM


                                  IMATION CORP.


                                  FEBRUARY 1998




     I.   Objectives of the Success Sharing Plan

     II.  Success Sharing Plan and Imation's Compensation Philosophy

     III. Participation

     IV.  Success Sharing Metrics

         A.  Company Performance

         B.  Business Unit Performance

     V.   Calculation and Payment of Awards

     VI.  General Provisions





                         SUCCESS SHARING PLAN OBJECTIVES

IMATION'S SUCCESS SHARING PLAN IS DESIGNED TO REWARD EMPLOYEES FOR THEIR CONTRIBUTIONS TO THE COMPANY'S ANNUAL FINANCIAL SUCCESS. THE PLAN PROVIDES PARTICIPATING EMPLOYEES WITH A VARIABLE COMPONENT TO THEIR TOTAL CASH COMPENSATION. THE PLAN PROVIDES THE OPPORTUNITY TO RECEIVE AN ABOVE-MARKET LEVEL OF TOTAL CASH COMPENSATION IN CORRELATION WITH AN ABOVE-TARGET LEVEL OF BUSINESS UNIT AND COMPANY FINANCIAL PERFORMANCE. CORRESPONDINGLY, EMPLOYEES' VARIABLE COMPONENT (OF TOTAL CASH COMPENSATION) WOULD BE REDUCED IN CORRELATION WITH REDUCED LEVELS OF FINANCIAL PERFORMANCE.

The Plan provides a variable component of each participating employee's total cash compensation and is designed to create a strong linkage between the employee participants and company shareholders. A primary focus of the corporation (and the employees making up the corporation) is value creation for Imation's shareholders through the achievement of company and business unit financial targets.

The purpose and objectives of the Success Sharing Plan are:

*        More closely align employees' interests with those of shareholders;

* Reward team performance and customer satisfaction that supports the achievement of the business units' and company's annual financial objectives;

* Attract, retain and motivate a highly effective employee population possessing the skills, talents and mindset necessary to achieving organizational success; and

* Provide the opportunity for employees to be an engaged participant in Imation's profitability and success

           SUCCESS SHARING PLAN AND IMATION'S COMPENSATION PHILOSOPHY

The Success Sharing Plan supports Imation's compensation philosophy of having employees participate in the risk and rewards associated with the company's financial performance:

         Imation's compensation philosophy is based on the principal of attracting, retaining and motivating people with the skills, knowledge and capabilities necessary for Imation to compete and excel in an ever-evolving marketplace. Rewards will be focused on performance, demonstrated competencies and employee innovation and risk taking. The company's business strategies, (internal and external) economic factors and Imation's ability to pay will be primary influences in the design and administration of compensation programs.

         Compensation programs will be targeted to be competitive with other companies in similar industries with whom Imation competes for employees. Imation believes in providing compensation programs which allow employees to share in the risk and rewards of the company's financial performance, thus aligning employees' interests with those of Imation's shareholders.

         Imation's compensation philosophy includes a commitment to open, on-going communications and fair program administration.

The guiding principles of Imation's compensation program will be beneficial in understanding the Success Sharing Plan. These principles are:

*      Pay for performance
* Implement compensation programs which motivate employees to become key stakeholders in the success of the company
* Maintain a market-competitive compensation program which attracts, retains and motivates a talented, high-performing workforce
*      Incorporate a variable component to total cash compensation programs


VARIABLE PAY STRATEGY

Imation has a strong commitment to making variable pay a component of every employee's total compensation. This variable component provides the opportunity for participants' total cash compensation to be significantly greater than market when the company's financial performance exceeds operational targets.



                    PARTICIPATION IN THE SUCCESS SHARING PLAN

While it is the company's desire to move all Imation employees to the Success Sharing Plan, incorporating a variable component to each employees' pay, most current participants are limited to regular Imation (full- and part-time) employees in Career Bands C through G, excluding those employees who are covered under a specific incentive pay plan for their plant or business organization. Typically, sales-commissioned employees (regardless of Career Band positioning) will be excluded from participation in the Plan as this time.

                       SUCCESS SHARING PERFORMANCE METRICS

The 1998 Success Sharing Plan will have two components of financial performance:
Company and Business Unit. Each Plan participant (within a business unit) will have his/her payout determined by a combination of company and business unit financial performance. Company performance will comprise 50% of the total payout opportunity, and business unit performance will determine the remaining 50% payout opportunity. Corporate and Advanced Imaging Technology employees, along with those European employees not assigned to specific business units, will have their payouts determined 100% by overall company performance. Employees in MOW (Most of World) will have their payout determined by a combination of company and MOW performance.

                                                            Employee Assigned to:
                           --------------- ----------------------- ---------------------- ------------------
                                                                         Advanced
                             Corporate             Europe              Imaging Tech.          Business Unit
     Organizational
       Performance                       --------------- -------- ----------------------- ------------------
        Metric(s)                           B.U.      Non B.U.
                           --------------- -------- -------------- ---------------------- ------------------
Corporate                       100%         50%        100%               100%                  50%
-------------------------- --------------- -------- -------------- ---------------------- ------------------
Business Unit                                50%                                                 50%
-------------------------- --------------- -------- -------------- ---------------------- ------------------



Business unit financial success is critical to an overall successful performance by the total company; however, a respective business unit could potentially achieve a level of performance below the threshold with business unit employees still having the opportunity for a partial payout based upon overall company performance - and vice versa.

COMPANY PERFORMANCE - 50% OF TOTAL PAYOUT OPPORTUNITY

Company financial targets are established annually by the CEO and approved by the Compensation Committee of the Board of Directors. Imation must exceed a threshold level of annual performance in order for any payout to occur from the corporate performance component of the Plan. The company's 1998 performance metric is a target level of Economic Profit improvement. The Corporate performance targets will be provided to Plan participants in a separate schedule.

--------------------------------------------------------------------------------
     ECONOMIC PROFIT: OPERATING INCOME AFTER TAX - CAPITAL CHARGE ON ASSETS
--------------------------------------------------------------------------------

This metric is further broken down as follows:

                 OPERATING INCOME = REVENUE - OPERATING EXPENSES

OPERATING INCOME represents earnings derived from the direct activities of the business, before taking other income and other expenses into account -- such as investment income and interest expense.

         REVENUE includes product sales, service contracts and lease revenues OPERATING EXPENSES include cost of sales, cost of leased equipment, cost of services, development and engineering costs, marketing, and general and administrative expenses.

The CAPITAL CHARGE ON ASSETS represents the finance cost of carrying business assets - equipment, inventory, receivables, buildings, etc. along with occasional, one-time charges associated with activities such as acquisitions or divestitures. This includes the costs associated with borrowing or losing the use of cash in order to obtain the assets as well as a risk component (called the beta factor) that the market has determined for our business. This carrying cost represents the minimal return on investment that Imation shareholders desire.

Achievement of the following Corporate performance levels will result in the associated level of payout from the CORPORATE COMPONENT of Success Sharing target compensation:

     -------------------------------------------------------------------------
                                     CORPORATE
     -------------------------------------------------------------------------
          PERFORMANCE LEVEL                             SUCCESS SHARING
                 AT:                                    PAYOUT PERCENT
     ----------------------------- -------------- ----------------------------
          Threshold (Floor)              =                    75%
     ----------------------------- -------------- ----------------------------
         Risk-Adjusted Target            =                   100%
     ----------------------------- -------------- ----------------------------
        Business Model Target            =                   150%
     ----------------------------- -------------- ----------------------------
          Maximum (Ceiling)              =                   200%
     ----------------------------- -------------- ----------------------------

There will be no payout for achievement of a Corporate economic profit performance below the threshold level and the maximum payout would be 200% of the corporate component of a participating employee's Success Sharing target award. Payouts will be made at levels between those indicated above and will be calculated based on fiscal year-end results.

BUSINESS UNIT PERFORMANCE - 50% OF TOTAL PAYOUT OPPORTUNITY

Management determines the appropriate financial targets for each respective business making up Imation. These targets are then reviewed by the Compensation Committee in conjunction with their review and approval of the corporate target. Individual businesses must exceed a threshold level of annual performance in order for any payout to occur from the business unit component of the Plan.

The 1998 performance metrics will vary by business, dependent upon the respective business model. These metrics may be ECONOMIC PROFIT, SALES, AND/OR OPERATING INCOME. Plan participants will receive specific information related to their 1998 business unit Plan metrics via a separate schedule.

Achievement of the following Business Unit performance levels will result in the associated level of payout from the BUSINESS UNIT COMPONENT of Success Sharing target compensation:

    -------------------------------------------------------------------------
                                  BUSINESS UNIT
    -------------------------------------------------------------------------
    ----------------------------- -------------- ----------------------------
         PERFORMANCE LEVEL                             SUCCESS SHARING
                AT:                                    PAYOUT PERCENT
    ----------------------------- -------------- ----------------------------
    ----------------------------- -------------- ----------------------------
         Threshold (Floor)              =                    75%
    ----------------------------- -------------- ----------------------------
    ----------------------------- -------------- ----------------------------
        Risk-Adjusted Target            =                   100%
    ----------------------------- -------------- ----------------------------
    ----------------------------- -------------- ----------------------------
       Business Model Target            =                   150%
    ----------------------------- -------------- ----------------------------
    ----------------------------- -------------- ----------------------------
         Maximum (Ceiling)              =                   200%
    ----------------------------- -------------- ----------------------------


There will be no payout for achievement of any performance below the threshold level defined for respective businesses, and the maximum payout would be 200% of each business unit component of a participating employee's Success Sharing target award. Payouts will be made at levels between those indicated previously and will be calculated based on fiscal year-end results.

                      CALCULATION OF SUCCESS SHARING AWARDS

As indicated previously, Success Sharing Plan participants will have their annual payouts determined by a combination of business unit and corporate performance, with the exception of Corporate, Advanced Imaging Technology, and some European employees.

                                                   Employee Assigned to:
                           --------------- ----------------------- ---------------------- ------------------
                                                                         Advanced
                              Corporate             Europe              Imaging Tech.          Business Unit
     Organizational
       Performance         --------------- -------- -------------- ---------------------- ------------------
        Metric(s)                           B.U.      Non B.U.
-------------------------- --------------- -------- -------------- ---------------------- ------------------
Corporate                       100%         50%        100%               100%                  50%
-------------------------- --------------- -------- -------------- ---------------------- ------------------
Business Unit                                50%                                                 50%
-------------------------- --------------- -------- -------------- ---------------------- ------------------


Examples of Bonus Calculations

  ASSUMPTIONS FOR FOLLOWING EXAMPLES:
  CORPORATE ACHIEVES BUSINESS MODEL TARGET PERFORMANCE = $25 MILLION = 150% NEW GROWTH VENTURES SALES ACHIEVES RISK-ADJUSTED PERFORMANCE = 1 .5 MILLION =100% NEW GROWTH VENTURES OPERATING INCOME COMES IN AT THRESHOLD LEVEL = .25 MILLION = 75%

Mary Smith, employed in the Corporate Finance group, has an annual Success Sharing target of $5,000. The business model target level of $25MM in corporate economic profit is achieved; therefore, Mary's 1998 Success Sharing award will be:

--------------------------------------------------------------------------------
                             $5,000 x 150% = $7,500
--------------------------------------------------------------------------------


Brad Olson is an employee within the New Growth Ventures (NGV) business, and he has an annual target Success Sharing bonus of $6,000. Year-end corporate economic profit results hit the business model target level of $25MM. Brad's business unit metrics are NGV sales and NGV operating income. NGV sales for the year fall short of the business model target, but the group does achieve its 80% business model level in sales of 1.5MM; additionally, NGV's operating income for the year meets the $.25MM threshold level of performance. Brad's 1998 annual Success Sharing payment would be calculated as:

--------------------------------------------------------------------------------
                        CORPORATE: $6,000 X .50 X 150% =  $4,500
--------------------------------------------------------------------------------
                                       BUSINESS:
--------------------------------------------------------------------------------
                          NGV SALES $6,000 X .25 X 100% = $1,500
--------------------------------------------------------------------------------
                           NGV O.I. $6,000 X .25 X 75% =  $1,125
--------------------------------------------------------------------------------
                            TOTAL AWARD PAYOUT            $7,125
--------------------------------------------------------------------------------
4
Imation's Success Sharing Plan year runs from January 1 through December 31, 1998. Award payments are generally paid annually, during the February following Plan year-end.


1998 PLAN PROGRESS PAYMENT

As a one-time, transitional process, 1998 award opportunities will be considered for payment twice - mid-year in July 1998 and year-end during February 1999. Corporate operating income must reach a minimum level (for the period January 1 through June 30, 1998) in order for the progress payment (a partial, mid-year payout) to be distributed to Plan participants. This mid-year operating income figure will be distributed to Plan participants via a separate schedule. If the mid-year operating income target is achieved, all participating employees will receive a payment equal to 35% of their target annual Success Sharing compensation. Any payment resulting would be distributed during July 1998 and will be deducted from actual year-end awards.

Referring to one of the previous payout examples, progress and adjusted year-end payments would be calculated as follows:

         Mary's progress payment - Target Award of $5,000 x .35 = $1,750 Mary's year-end payment - Year-end Award of $7,500 - $1,750 = $5,750


PAYOUT ELIGIBILITY

To be eligible to receive the 1998 Plan Progress Payment, Plan participants must be an active employee of Imation on June 30, 1998; Plan participants must be active employees of Imation on December 31, 1998 to be eligible for any year-end payout opportunity. Employees hired throughout the year will receive a pro-rated portion of their target annual Success Sharing award, based upon the portion of the Plan year employed. Any exceptions to this are noted as follows:

Disability, Retirement, or Death
In the event of total disability, retirement, or death, a pro-rated award will be made to the participant or the participant's estate based on the portion of the year worked up to the time of total disability, retirement or death.


Transfers Between Businesses
Employees transferring between discrete business units throughout the Plan year will have their year-end payouts pro-rated based upon the period of time worked in each business unit. For example, if an employee works in Corporate 3 months of the Plan year and then transfers to the Internet Products group for the remaining 9 months, his/her award would be calculated as follows:


          OLD: 100% Corporate   NEW: 50% Corporate + 50% Internet Products

    YEAR-END PAYOUT = .25(Corporate) + .75[(.5(Corporate)) + (.5 (Internet
                                     Products))] less mid-year progress payment


                               GENERAL PROVISIONS

Imation reserves the right to modify or terminate this Plan at any time and for any reason, as determined by the Board of Directors. For example, mergers, acquisitions, or divestitures of Imation businesses will necessarily result in modifications to financial metrics. Should such a modification or termination occur, Plan participants will be notified of such change as soon as administratively possible.

The terms of this Plan are not intended to modify the at-will employment relationship between Imation and its employees.